EXHIBIT 10.3

                               SECURITY AGREEMENT


         This Security Agreement is made and entered into this 30 day of July, 1996, by and between The Italian Oven, Inc., a Pennsylvania corporation
("Italian  Oven"),  and  Mid-Central  Sysco  Food  Services,  Inc.,  a  Missouri
corporation ("Mid-Central"), and Deaktor/Sysco Food Services Company, a Pennsylvania corporation ("Deaktor")[Deaktor and Mid-Central are collectively "Sysco"].

         1. BACKGROUND.

         A. Prior hereto, Sysco has provided certain extensions of credit, sales on account and other financial accommodations to Italian Oven (collectively the "Financial Accommodations"). The Financial Accommodations are past due and owing and Italian Oven desires Sysco to presently forbear from immediately collecting the past due Financial Accommodations and to continue selling to Italian Oven.

         B. Sysco is willing to presently forbear from immediately collecting the past due Financial Accommodations and sell to Italian Oven, but solely on the terms and subject to the terms and conditions contained in this Security Agreement, that certain Demand Note of even date herewith executed and delivered by Italian Oven to Sysco in a maximum aggregate principal amount not to exceed One Million Eighty-Eight Thousand and no/100 Dollars ($1,088,000.00)[the "Note"], and the other agreements, documents and instruments executed and delivered in connection with or pursuant to any of the foregoing (the "Other Agreements"), including, but not limited to, all Leasehold Mortgages now or hereafter executed and delivered by Sysco to Italian Oven.

         C. In consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as set forth in this Security Agreement.

                                II. DEFINITIONS.

         A. When used herein. the following terms shall have the following meanings:

         1. "Assets" means all of Italian Oven's now existing or owned and hereafter arising or acquired: (a) accounts, accounts receivable, any royalty receivables and the "Franchise Income" (hereinafter defined); (b) contract rights, documents, instruments. contracts, royalty agreements or other writings executed in connection therewith, including, but not limited to, all real and personal property lease rights, and all sums now due or which may become due from Sysco to Italian Oven; (c) chattel paper, documents of title, instruments, documents and general intangibles; (d) patents, trademarks, tradenames, trademark registrations and copyrights, all applications therefor, service marks, trade secrets, goodwill, processes, and other intellectual or proprietary rights or interests of any kind, nature or description, and registrations, licenses, customer lists, tax refund claims, liquor licenses, claims against carriers and shippers, insurance claims, guarantied claims, all other claims, proof of claims filed in any bankruptcy, insolvency or other proceeding, contract rights, chooses in action, security interests, security deposits and rights to indemnification; (e) inventory; (f) equipment and fixtures; (g) cash and cash equivalents, bank accounts and deposit accounts; (h) franchise agreements, royalty agreements and development agreements (collectively the "Franchise Agreements"), including, but not limited to, the Franchise Agreements listed on Exhibit "A" attached hereto; and (i) Italian Oven's books and records relating to any of the foregoing and to Italian Oven's business.

         2. "Event of Default" means the occurrence of any one of the following events: (a) Italian Oven fails to fully and timely perform any term, covenant, provision, warranty or condition contained in this Security Agreement or in any other agreement, instrument or document heretofore, now or at any time hereafter executed by Italian Oven and delivered to Sysco, including, but not limited to, the Note and the Other Agreements; (b) Italian Oven fails to fully and timely pay all or any portion of the "Liabilities" (hereinafter defined); (c) any of Italian Oven's assets are attached, seized. subjected to a writ or distress warrant, or are levied upon, or come within the possession of any receiver, trustee. custodian or assignee for the benefit of creditors; (d) a petition under the United States Bankruptcy Code or any similar federal, state or local law, statute or regulation shall be filed by Italian Oven; (e) a petition under the United States Bankruptcy Code or any similar federal, state or local law, statute or regulation shall be filed against Italian Oven and is not dismissed within thirty (30) days thereof, (f) Italian Oven makes an assignment for the benefit of creditors or an application is made by or against Italian Oven for the appointment of a receiver, trustee, custodian or conservator for Italian Oven or any of Italian Oven's assets; (g) Italian Oven is enjoined, restrained or in any way prevented by court order from conducting any part of its business affairs; (h) a lawsuit or other proceeding isfiled by Italian Oven to liquidate any of Italian Oven's assets; (i) a lawsuit or other proceeding is filed against Italian Oven to liquidate any of Italian Oven's assets and such lawsuit or other proceeding is not dismissed within thirty (30) days of the filing thereof, (j) a notice of lien, levy or assessment is filed of record with respect to any of Italian Oven's assets by the United States of America, or any department, agency or instrumentality thereof, or by arty state, county, municipal or other governmental department, agency or instrumentality, and such notice is not released within (30) days of the filing thereof; (k) Italian Oven defaults in the payment of its other obligations or liabilities, and such default is not cured within the time, if any, specified therefor; (1) Sysco, in good faith, believes its prospect of payment of performance of the Liabilities is impaired or it deems itself insecure for whatever reason; or (m) any (i) person or entity or group of persons or entities acting in concert shall become the beneficial owner of thirty percent (30%) or more of the voting shares of any class of capital stock of Italian Oven, (ii) person or entity (other than a majority of the Board of Directors of Italian Oven) shall solicit proxies with respect to voting shares of any class of capital stock of Italian Oven for any "Election Contest" (hereinafter defined) relating to the election of directors of Italian Oven and as a result of such solicitation, at least thirty percent (30%) of the composition of the Board of Directors is changed, or (iii) other event shall occur which constitutes a "Change in Control" of Italian Oven. For purposes of this subsection, beneficial ownership shall be determined in accordance with
Section 13 of the Securities Exchange Act, the term "Election Contest" shall have the meaning ascribed to it in Rule 14a-11 of the Securities Exchange Act and a "Change in Control" shall be deemed to have occurred if Italian Oven, in any filing under the Securities Act or the Securities Exchange Act, discloses that such a Change in Control has occurred.

         3. "Hazardous Material" shall mean any hazardous, toxic or dangerous waste, chemical, pollutant, substance or material described, defined or covered by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601, et seq., The Hazardous Materials
Transportation Act, as amended, 49 U.S.C. ss.1802, et seq., The Resource Conservation and Recovery Act, as amended, 49 U.S.C. 6901, et seq. The Toxic Substance Control Act of 1976, as amended, 15 U. S.C. ss. 2601, et seq., The Clean Water Act, as amended, 33 U.S.C. ss. 1251, et seq., The Clean Air Act, as amended, 42 U.S.C. ss. 7401, et seq., or other applicable federal, state or local environmental, health or safety statutes, laws or regulations now or hereafter enacted (collectively the "Hazardous Material Laws").

         4. "Liabilities" means all indebtedness, obligations or liabilities of Italian Oven to Sysco, whether primary, secondary, direct, indirect, fixed or otherwise, heretofore, now or from time to time hereafter owing, due or payable, howsoever arising, including, but not limited to, the indebtedness evidenced by the Note, sales on account, any amounts advanced by Sysco to protect or preserve the Collateral or to, or for the benefit of, Italian Oven pursuant to the terms of this Security Agreement or any other agreement by and between Italian Oven and Sysco, and all expenses of Sysco in administering, enforcing or exercising its rights or privileges under this Security Agreement, including, but not limited to, all attorneys' and paralegals' fees.

         5. "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder as in effect from time to time.

         6. "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, as in effect from time to time.

         B. All other terms contained in this Security Agreement shall have the meanings specifically set forth herein or as provided by the Uniform Commercial Code as adopted by the State of Illinois to the extent the same are used or defined therein.

                                111. COLLATERAL.

         A. To secure the full and timely payment to Sysco of the Liabilities and the full and timely performance of all covenants, duties, obligations and agreements of Italian Oven to and with Sysco, whether pursuant to this Security Agreement, the Note or otherwise, Italian Oven hereby grants to Sysco a first position, priority, security interest and lien in and to: (1) the Assets; and

(2) all additions and accessions to, parts, substitutions for and replacements, products and-cash and non-cash proceeds of all of the Assets, including, but not limited to, all accounts and all proceeds of all insurance policies insuring the Assets (collectively the "Proceeds") [the Assets, together with the Proceeds are collectively the "Collateral"]. Italian Oven shall make appropriate entries upon its financial statements and books and records disclosing Sysco's perfected first position, priority, security interest and lien in and to the Collateral.

         B. Italian Oven shall execute and deliver to Sysco all financing statements, instruments, documents and other agreements as Sysco may request to fully consummate all of the transactions contemplated hereunder. Italian Oven hereby appoints Sysco as Italian Oven's attomey-in-fact to execute and file financing andcontinuation statements on Italian Oven's behalf. Italian Oven shall, at its sole expense and at all times during the term of this Security Agreement, maintain the Collateral in good and safe operating order and condition, reasonable wear and tear excepted, and in accordance with the requirements of any federal, state, county, municipal or other authority. Italian Oven shall immediately notify Sysco in writing of any seizure of, levy upon, loss of, possession of, destruction of or damage to the Collateral. If Italian Oven fails to maintain the Collateral as required, then Sysco, without waiving any Event of Default hereunder, may, but shall not be obligated to, perform such maintenance with respect thereto. All sums paid by Sysco on account of Italian Oven's failure to properly maintain the Collateral shall be additional Liabilities of Italian Oven owing to Sysco, payable on demand, and secured by the Collateral.

                            IV. FRANCHISE AGREEMENTS.

         A. Italian Oven represents, warrants and covenants unto Sysco as follows:

         1. the Franchise Agreements and the Franchise Income are freely assignable by Italian Oven to Sysco, and Italian Oven has full power and authority to make the assignment described herein and such assignment is not in violation of the terms of any agreements, documents or instruments, including the Franchise Agreements, to which Italian Oven is a party;

         2. all Franchise Income as of the date hereof has been fully and timely paid. except as set forth on Exhibit "B", and Italian Oven is currently not in possession of any pre-paid Franchise Income in connection therewith;

         3. no Franchise Income arising or accruing after the date hereof will be waived, released, reduced, discounted or otherwise discharged or compromised by Italian Oven;

         4. Italian Oven is and will continue to be the owner of the entire interest as franchiser in any currently existing Franchise Agreements and in any Franchise Agreements entered into after the date hereof, and the Franchise Agreements are valid and enforceable in accordance with their terms and have not been altered, modified or amended in any manner whatsoever;

         5. there are no claims or causes of action in connection with the Franchise Agreements, whether by Italian Oven or any "Franchisee" (hereinafter defined);

         6. Italian Oven has not, and will not at any time hereafter, assign or pledge to any person or entity, other than Sysco, any or all of the Franchise Agreements or Franchise Income;

         7. the only Franchise Agreements currently in effect are described on Exhibit "A" attached hereto;

         8. no defaults exist on the part of either Italian Oven or any Franchisee, and there exists no fact which, with the giving of notice, lapse of time or both, would constitute a default under the Franchise Agreements. Italian Oven will promptly provide Sysco with copies of any notices of default sent or received by Italian Oven in connection with any Franchise Agreement; and

         9. Italian Oven hereby covenants unto Sysco that it shall:

         a. observe and perform all the obligations imposed upon Italian Oven under the Franchise Agreements and not do or permit to be done anything to impair the Franchise Agreements;

         b. not materially alter, modify or change the terms of the Franchise Agreements or any guaranties thereof, cancel or terminate the Franchise Agreements or any guaranties thereof or accept a surrender thereof without the prior written consent of Sysco;

         c. deliver to Sysco, within ten (10) days of the execution thereof, copies of all Franchise Agreements executed after the date hereof;

         d. promptly pay to any Franchisee any amounts owed by Italian Oven, and not allow or permit any Franchisee to set-off any amounts owed by Italian Oven to such Franchisee, whether such set-off is against the Franchise Income or otherwise; and

         10. All hereafter executed Franchise Agreements are and shall remain part of the Collateral.

         B. Italian Oven hereby irrevocably appoints Sysco as its true and lawful attomey-in-fact to (a) after the occurrence of an Event of Default, collect, sue for, settle and compromise all of the Franchise Agreements and all royalty or other payments now due or which may at any time hereafter become due from any franchisee (a "Franchisee") in connection with the Franchise Agreements (collectively the "Franchise Income"), and (b) amend Exhibit "A" attached hereto and to execute on behalf of Italian Oven UCC financing statement amendments to include any and all Franchise Agreements entered into by Italian Oven after the date hereof.

         C. Italian Oven agrees that Sysco shall have full power to use such measures, legal or equitable, in its sole discretion or in the discretion of its successors, divisions, parents, subsidiaries, affiliates or assigns, as may be deemed proper or necessary to collect and enforce the payment of the Franchise Income, including, but not limited to, actions for the recovery of royalty payments. Italian Oven hereby grants to Sysco full power and authority to exercise each and every of the rights, privileges and powers granted herein at any and all times hereafter, without notice to Italian Oven, including, but not limited to, the right to receive all Franchise Income.

         D. Upon the occurrence of an Event of Default, Italian Oven hereby authorizes and directs Sysco to notify any and all Franchisees under the Franchise Agreements to pay Sysco directly all Franchise Income.

         E. The relationship between Italian Oven and Sysco is solely that of supplier/secured creditor and purchaser/debtor, and nothing contained herein shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than supplier/secured creditor and purchaser/debtor.

         V. ITALIAN OVEN'S PLACE OF BUSINESS. Italian Oven keeps and will continue to keep the Collateral, all records relating to the Collateral and its principal place of business at the locations listed on Exhibit "C" attached hereto (collectively the "Collateral Locations"). Italian Oven will provide Sysco with written notice prior to the opening or closing of any place of business, office or other location, or prior to changing Italian Oven's name.

         VI. PRIORITY OF SECURITY INTERESTS. Italian Oven represents, warrants and covenants unto Sysco that the security interest and lien in and to the Collateral which is granted to Sysco hereunder and by virtue of any other agreements heretofore, now or at any time or times hereafter executed by Italian Oven and delivered to Sysco shall constitute at all times a valid perfected, first position, priority, security interest and lien in and to all of the Collateral. All costs and expenses incurred by Sysco with respect to the administration, enforcement, collection or protection of its security interest and lien in and to the Collateral, the enforcement of any claims against Italian Oven or the exercise of any of Sysco's rights, remedies or privileges granted in this Security Agreement, at law, in equity or otherwise, including, but not limited to, attorneys' and paralegals' fees, shall be additional Liabilities of Italian Oven owing to Sysco, payable on demand and secured by the Collateral.

         VII. TAXES. Italian Oven shall pay promptly when due all sales, use, excise, personal property, income, withholding and other taxes, assessments and governmental charges upon and relating to the ownership or use of the Collateral, or its income, gross receipts or otherwise, for which Italian Oven is or may be liable. Italian Ovenshall not permit or suffer to remain, and will promptly discharge, any lien on any of the Collateral arising from any unpaid tax, assessment, levy or governmental charge. If Italian Oven fails to pay any such tax, assessment, levy or charge, or to discharge any such lien, then Sysco, without waiving any Event of Default arising therefrom, may, but shall not be obligated to, make such payment, settlement or compromise, or release or cause to be released any such lien. All sums paid by Sysco in satisfaction of, or on account of any such taxes, levies, assessments or governmental charges, or to discharge or release any such liens or expenses, including, but not limited to, attorneys' fees, court costs and other charges relating thereto, shall be additional Liabilities of Italian Oven owing to Sysco, payable on demand and secured by the Collateral.

                                VIII. INSURANCE.

         A. Italian Oven shall keep all of the Collateral insured, at its expense, against loss or damage by fire, theft, explosion and such other risks ordinarily insured against by other owners or users of property in similar businesses for the full insurable value thereof, by policies of insurance in such form, with such companies and in such amounts as may be satisfactory to Sysco. All such insurance policies shall contain standard Lender's Loss Payable clauses naming Sysco as sole loss payee and additional insured, and copies of insurance certificates in compliance with the terms hereof shall be delivered to Sysco contemporaneously herewith. All proceeds payable under any of said policies shall be payable to Sysco and applied by Sysco to the Liabilities. Each insurer shall agree by endorsement upon the policy or policies issued by it to Italian Oven required above, or by independent instruments furnished to Sysco, that it will give Sysco thirty (30) days notice before any policy or policies shall be altered, modified or canceled.

         B. If Italian Oven fails to obtain or maintain any of the policies of insurance required above, or fails to pay any premiums in whole or in part relating to any such policies, then Sysco, without waiving any Event of Default, may, but shall not be obligated to, obtain and cause to be maintained any or all of such policies and pay any part or all of the premiums due thereunder, and any funds so disbursed by Sysco shall be additional Liabilities owing from Italian Oven to Sysco, payable on demand and secured by the Collateral.

         C. Italian Oven hereby irrevocably appoints Sysco, and all agents, officers or employees designated by Sysco, as Italian Oven's attomey-in-fact to make adjustments of all insurance losses, to sign all applications, receipts, releases and other papers necessary for the collection of any such loss and any unearned premium, to execute proofs of loss, to make settlements, to endorse and collect any check or other item payable to Italian Oven issued in connection therewith and to apply the same to any of the Liabilities.

IX. REPRESENTATIONS, WARRANTIES AND COVENANTS. Italian Oven represents warrants and covenants as follows:

         A. Italian Oven is a corporation, duly incorporated and organized, validly existing, and in good standing under the laws of the state of Pennsylvania.

         B. This Security Agreement is duly authorized, executed and delivered by Italian Oven, and constitutes a legal, valid and binding obligation of Italian Oven enforceable in accordance with its terms.

         C. The execution, delivery and performance by Italian Oven of this Security Agreement shall not constitute a breach of any provision of applicable law or any provision contained in any agreement to which Italian Oven is a party.

         D. Italian Oven shall promptly supply Sysco with such other information as Sysco may reasonably request, and shall promptly notify Sysco of any default in any agreement executed by Italian Oven and delivered to Sysco.

         E. The Collateral will be used solely for commercial or business use.

         F. Italian Oven shall not,  without the prior written consent of Sysco,
(1) grant a security interest in, pledge, assign, mortgage, create, or permit a lien or encumbrance upon any of the Collateral to anyone, except Sysco; (2) permit any levy, attachment or restraint to be made affecting any of the Collateral; (3) merge or consolidate with any other firm, dissolve, liquidate or sell, transfer or otherwise dispose of all or any portion of the Collateral, or enter into any transaction not in the ordinary course of its business: or (4) change its name, form of ownership or location. or the location of the Collateral.

         G.  Italian  Oven  will  deliver  to  Sysco  the  following   financial
information, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied from period to period: (i) no later than thirty (30) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Italian Oven, certified by the Chief Financial Officer of Italian Oven as to accuracy and completeness and otherwise in form and substance acceptable to Sysco; (ii) no later than thirty (30) days after the end of each of the first three quarters of Italian Oven's fiscal year, a balance sheet and statement of income and retained earnings and cash flow of Italian Oven, which quarterly financial statements shall be audited; (iii) no later than ninety (90) days after the end of each of Italian Oven's fiscal years, audited annual financial statements with an unqualified certification and opinion by independent certified public accountants selected by Italian Oven and reasonably satisfactory to Sysco; and
(iv) together with the financial statements furnished above, a certificate from Italian Oven's Chief Financial Officer, dated the date of such financial and other statements, as the case may be, certifying that no Event of Default has occurred and no event has occurred which with notice, lapse of time or both would result in an Event of Default.

         H. Immediately upon receipt, Italian Oven will deliver to Sysco copies of any management letters sent to Italian Oven by their independent certified public accountants.

         I. Promptly upon the filing or making thereof, Italian Oven agrees to deliver to Sysco copies of each filing or report made by Italian Oven with or to the Securities and Exchange Commission or any similar commission or organization.

         J. Italian Oven possesses, and shall continue to possess, adequate licenses, patents. patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it.

         K. Italian Oven has filed and will continue to file with the Securities and Exchange Commission in accordance with applicable law, all forms, reports, documents, proxy statements and registration statements required to filed by Italian Oven under the Securities Act or Securities Exchange Act, and none of such forms, reports, documents, proxy statements or registration statements contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made.

         L. Italian Oven will not use, generate, manufacture, store, dispose or transport Hazardous Material in violation of applicable law. Italian Oven have and at all times hereafter will keep and maintain all Property in compliance with. and will not cause or permit such Property, or any portion thereof, to be in violation of any Hazardous Material Laws. Italian Oven has obtained all environmental, health and safety permits necessary for its operations, all such permits are in good standing and Italian Oven is in material compliance with all terms and conditions of such permits.

         M. Neither Italian Oven nor its past or present operations or real property heretofore, now or hereafter leased or owned by Italian Oven (collectively "Property") are subject to any order from or agreement with any person or entity or any judicial or administrative proceeding or investigation in connection with any Hazardous Material Laws, any remedial action or any release or threatened release of any Hazardous Material. Italian Oven has not filed a notice under any Hazardous Material Laws indicating past or present "'treatment", "storage" or "disposal" of a "hazardous waste" as defined under the Hazardous Material Laws, or any notice reporting a release of any contaminant into the environment.

         N. Except for certain janitorial supplies, which are stored and used in accordance with Hazardous Material Laws, there is not presently on or in the Property (i) any "treatment", "storage" or "disposal" of any Hazardous Materials, (ii) more than one (1) underground storage tank, (iii) any surface impoundments, or (iv) any polychlorinated biphenyls (PCB's) , whether used in hydraulic oils, electrical transformers, other equipment or otherwise. Italian Oven has not received any notice or claim indicating that it may be liable to any other Person as a result of or in connection with any release or threatened release into the environment. No lien has attached or has been recorded against any of Italian Oven's property or assets in connection with (v) any liability under any Hazardous Material Laws, or (vi) any damages arising from, or any costs incurred by any Person in connection with, a release or threatened release of a contaminant.

         0. Italian Oven shall not declare or pay any dividend or other distributor (whether in cash or in kind) on any class of its stock, or purchase or redeem any partnership, equity, profit or other ownership interests held by any Person in Italian Oven.

         P. Italian Oven agrees to defend, protect, indemnify and hold harmless Sysco, each parent, affiliate or subsidiary of Sysco (with counsel satisfactory to Sysco), and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Security Agreement, the Note or the Other Agreements, or any act, event or transaction related or attendant thereto. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the "Default Rate" (as defined in the Note) from the date incurred by each Indemnified Party until paid by Italian Oven, be added to the Liabilities of Italian Oven and be secured by the Collateral. The provisions of this Paragraph shall survive the satisfaction and payment of the Liabilities and the termination of this Agreement.

         Q. Italian Oven shall cause to be executed and delivered to Sysco within thirty (30) days hereof a fully executed original of the Landiord's Agreement for each Collateral Location in form and substance acceptable to Sysco in its sole discretion; and

         R. Contemporaneously herewith, Italian Oven shall execute and deliver to Sysco a fully executed Leasehold Mortgage for each Collateral Location in form and substance acceptable to Sysco in its sole discretion, together with a list of the leases that require the landlord's consent prior to the execution of the Leasehold Mortgages. Within thirty (30) days hereof, Italian Oven shall cause to be executed and delivered to Sysco the necessary consent for each of the Leasehold Mortgages requiring such consent. Sysco shall not record any Leasehold Mortgage until the required landlord's consent is delivered to Sysco. Sysco acknowledges and agrees that all Leasehold Mortgages requiring the consent of the landlord shall not be effective until the required consent is obtained.

         S. Italian Oven does not own any patents or patent applications. Italian Oven agrees to give Sysco written notice prior to the development or acquisition of any patents or patent applications and Italian Oven shall execute and deliver to Sysco such documents and agreements, in form and substance satisfactory to Sysco, as Sysco shall require in its sole discretion to grant Sysco a first position priority security interest and lien in and to such patents or patent applications as additional security for the Liabilities.

         T. Contemporaneously herewith, Italian Oven shall pay to Sysco Twenty-Five Thousand and no/100 Dollars ($25.000.00), which shall be applied to reduce the principal balance of the Note. Within two (2) business days of the closing of the sale of the Erie, Pennsylvania and Cranberry, Pennsylvania Collateral Locations, Italian Oven shall pay to Sysco an additional Twenty-Five Thousand and no/ I 00 Dollars ($25,000.00), which shall be applied to reduce the principal balance of the Note. Both payments required under this Paragraph IX.T are in addition to the daily payments required pursuant to the terms of the Note and under no circumstances shall the payments required pursuant to this Paragraph IX.T modify or reduce such required daily payments.

         U. Italian Oven shall cause Marine Bank to execute and delivered to Sysco that certain letter agreement in the form attached hereto as Exhibit "D".

         V. Italian Oven does not and shall not own any investment brokerage or securities accounts.

                                  X. REMEDIES.

         A. Upon an Event of Default by Italian Oven, two (2) days after written notice by Sysco to and demand upon Italian Oven, the Liabilities shall be immediately due and payable at the sole discretion and option of Sysco, and Sysco, as a "secured party" (as that term is defined in the Uniform Commercial
Code), may proceed to enforce the payment of same and to exercise any and all rights afforded to a "secured party" under the Uniform Commercial Code, including, without limitation, the right to sell, transfer, lease or otherwise dispose of any or all of the Collateral or any part thereof at public auction or private sale, for cash or on credit, as Sysco may elect at its option. Italian Oven acknowledges and agrees that ten (10) days notice of such sale sent by Sysco to Italian Oven is reasonable notice. Furthermore, Sysco shall have the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose. Italian Oven hereby grants to Sysco the unqualified right and license to enter upon any premises on which the Collateral or any part thereof may be situated, and to take possession and remove the Collateral therefrom. Italian Oven irrevocably waives any bonds, surety or other security relating thereto required by any statute, court rules or otherwise as an incident to taking such possession, and Italian Oven waives any demand for possession prior to the commencement of any suit or action with respect thereto and in any other action in which Sysco is a party.

         B. After the occurrence of an Event of Default and Sysco giving notice as required in Paragraph X.A, upon request by Sysco. Italian Oven shall assemble the Collateral and make it available to Sysco, at a place to be designated by Sysco. Sysco may apply the proceeds of any sale or other disposition of the Collateral to the Liabilities in any order of priority. Italian Oven shall pay to Sysco all fees, costs and expenses, including attorneys' fees, of or incidental to retaking, holding, preparing for sale, selling and the like, and in otherwise enforcing any term or provision of this Security Agreement.

         C. During the time that Sysco is in the possession of the Collateral, and to the extent permitted by law, Sysco shall have the right to (1) hold. use, operate, manage and control all or any portion of the Collateral; (2) make any repairs, replacements, alterations, additions, and improvements to the Collateral as it may deem proper; (3) demand, collect, and retain all earnings, proceeds and other sums due or to become due with respect to the Collateral, accounting only for the net earnings arising from such use and charging against all other costs, expenses, charges, damage or loss by reason of such use; and
(4) exercise or continue to exercise all of the rights granted to Sysco. Notwithstanding the foregoing, Sysco shall also be entitled to have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all of the rights specified in this Paragraph X.C.

         D. Italian Oven hereby waives presentment, protest, and notice of presentment, demand, protest, non-payment, maturity, release. compromise, settlement, extension or renewal of this Security Agreement, or any of the Collateral or any other collateral or security for the Liabilities or the covenants. Italian Oven also waives the benefit of all valuation, appraisement and exemption laws and further waives all rights to notice and hearing of any kind prior to the exercise by Sysco of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without prior notice or hearing.

         XI. TERM. The term of this Security Agreement will commence as of the date hereof and will continue in full force and effect until the indefeasible payment and satisfaction in full of the Liabilities. The term of this Security Agreement and the rights and privileges of Sysco set forth herein shall be reinstated upon any requirement that Sysco return or reimburse Italian Oven, or any trustee or a receiver, any of the Liabilities paid to Sysco. No termination of the term of this Security Agreement shall in any way affect or impair the rights and liabilities of the parties hereto relating to any transactions or events prior to such termination or to any Collateral in which Sysco has a security interest or lien.

                                  XII. GENERAL.

         A. Italian Oven will at all times keep accurate and complete records of the Collateral, and Sysco, or any of their agents, shall have the right at all reasonable times to examine and inspect the Collateral, all related records and the premises upon which the Collateral is located; provided, however, prior to the occurrence of an Event of Default, Sysco shall give Italian Oven two (2) days notice prior to such examination and inspection.

         B. Any and all notices, services of process, demands, requests, consents, designations, waivers and other communications required or desired hereunder shall be in writing and shall be deemed effective upon personal delivery, upon receipted delivery by overnight carrier. or three (3) days after mailing if mailed by registered or certified mail, return receipt requested, postage prepaid, to Sysco or Italian Oven at the following addresses or such other address as Sysco or Italian Oven specify in like manner; provided, however, that notices of a change of address shall be effective only upon receipt thereof:

      If to Sysco, then to:

      Deaktor/Sysco Food       and            Mid-Central Sysco Food
      Services Company                        Services, Inc.
      One Whytney Drive                       1915 Kansas City Road
      Harmony, Pennsylvania 16037             Olathe, Kansas 66061
      Attention: President                    Attention: President

      with a copy to:                         Fagel & Haber
                                              140 South Dearborn Street
                                              Suite 1400
                                              Chicago, Illinois 60603
                                              Attention: Gina M. Gentili, Esq.

      If to Italian Oven. then to:            The Italian Oven. Inc.
                                              Eleven Lloyd Avenue
                                              Latrobe. Pennsylvania 15650
                                              Attention: President

      With a copy to:                         Doepken Keevican & Weiss
                                              600 Grant Street, 37th Floor
                                              USX Tower
                                              Pittsburgh, Pennsylvania 15219
                                              Attention: Jeffrey W. Letwin, Esq.

         C. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall beprohibited by or invalid under applicable law, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Security Agreement, the balance of which shall remain in and have its intended full force and effect; provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

         D. All of the rights of Sysco under this Security Agreement shall be cumulative and shall inure to the benefit of their successors and assigns. This Security Agreement may be assigned or transferred by either Sysco at any time and shall not be assigned in whole or in part by Italian Oven. All obligations of Italian Oven hereunder shall be binding upon Italian Oven and its successors, divisions, parents and affiliates.

         E. All representations and warranties of Italian Oven contained herein, and in any other agreement executed and delivered to Sysco by Italian Oven shall be true and correct when delivered, and shall survive the consummation of the transactions described herein. No delay on the part of Sysco in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Sysco of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other right or remedy.

         F. This Security Agreement shall be interpreted, construed and governed by and under the laws of the State of Pennsylvania without regard to choice of law principles which would require the application of the law of a different state or jurisdiction.

         G. Notwithstanding any provision in this Security Agreement, the Note or the Other Agreements to the contrary, Italian Oven acknowledges and agrees that under no circumstances is Sysco obligated to sell merchandise to Italian Oven, whether on account or otherwise, and any such sales are at the sole, exclusive and absolute discretion of Sysco.

         H. This Security Agreement contains the entire agreement between Sysco and Italian Oven with regard to the subject matter hereof, and supersedes all prior and contemporaneous communications, agreements and assurances, whether verbal or written, and may not be modified, altered or amended except by an agreement in writing signed by Italian Oven and Sysco.

         I. If at any time or times before or after, an Event of Default, Sysco:

         1. employs an accountant, consultant, legal counsel or any other representative or advisor:

         a. with respect to the Liabilities, this Security Agreement, the Note, the Other Agreements, the Collateral or otherwise,

         b. to represent or consult with Sysco in connection with any litigation, contest, dispute, suit or proceeding, or to commence, defend, intervene or take any other action in or with respect to any litigation, contest, dispute, suit or proceeding, whether initiated by Sysco, Italian Oven, a guarantor or any other person or entity, in any way or respect arising from, relating to or in connection with the Liabilities, this Security Agreement, the Note, the Other Agreements, or the Collateral, or

         c. to enforce any of Sysco's rights or remedies;

         2. takes any action or initiates any proceeding to protect, collect, sell, liquidate or otherwise dispose of any of the Collateral or other security for the Liabilities;

         3. attempts to or enforces any of Sysco's rights or remedies against Italian Oven or any guarantor of the Liabilities, then the costs and expenses so incurred by Sysco shall be part of the Liabilities payable by Italian Oven to Sysco upon demand with interest at the Default Rate until actually paid. Without limiting the generality of the foregoing, such costs and expenses shall include the fees, expenses and charges of attorneys, paralegals, accountants, investment bankers, appraisers, valuation and other specialists, experts, expert witnesses, auctioneers, court reporters, telegram, telex and telefax charges, overnight delivery services, messenger services and expenses for travel, lodging and meals. Contemporaneously with the execution hereof, Italian Oven shall pay to Sysco all costs, fees and expenses incurred by Sysco in connection herewith, including, but not limited to, costs, fees and expenses incurred by Sysco for the preparation and negotiation of this Security Agreement, the Note and the Other Agreements, and for uniform commercial code search charges.

         J. All references to Sysco shall mean Mid-Central and Deaktor, both individually and collectively, and all representations, warranties, duties, covenants, agreements and obligations of Italian Oven to Sysco shall inure to the benefit of Mid-Central and Deaktor, both individually and collectively.

         K. Italian Oven hereby irrevocably appoints and designates Jeffrey W. Letwin. Esq., of Doepken, Keevican & Weiss, 600 Grant Street. 37th Floor USX Tower, Pittsburgh, PA 15219 Pennsylvania, as Italian Oven's true and lawful attomey-in-fact and duly authorized agent to accept any notice which, notwithstanding Italian Oven's waiver of notice contained in this Security Agreement, Sysco desires or elects to provide to Italian Oven and for service of legal process, and agrees that service of process upon such attomey-in-fact shall constitute personal service of process upon Italian Oven, and waives any objection to service of process upon such attomey-in-fact in accordance with this Security Agreement. Italian Oven and Sysco hereby irrevocably agree, consent and submit to the non-exclusive jurisdiction of the Court of Common
Pleas of Allegheny County, Pennsylvania, and the United States District Court for the Western District of Pennsylvania, Civil Division, with regard to any actions or proceedings arising from, relating to or in connection with the Liabilities, this Security Agreement or the Collateral. Italian Oven hereby waives any right Italian Oven may have to transfer or change the venue of any litigation filed in the Court of Common Pleas of Allegheny County, Pennsylvania, or the United States District Court for the Western District of Pennsylvania, Civil Division, and further waives any objection to service of process upon such attorney-in-fact in accordance with this Security Agreement. SYSCO AND ITALIAN OVEN HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY.

         IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first set forth above.

MID-CENTRAL SYSCO                           THE ITALIAN OVEN, INC., a
FOODS SERVICES, INC., a                     Pennsylvania corporation
Missouri corporation

By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________

DEAKTOR/SYSCO FOOD SERVICES
COMPANY, a Pennsylvania corporation                  ATTEST:

By:      ________________________           By:      ________________________
Its:     ________________________           Its:     ________________________